SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

REPARE THERAPEUTICS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Repare Therapeutics Inc. Annual Meeting of Shareholders Tuesday, June 17, 2025 10:00 AM, Eastern Time Annual Meeting will be held live via the Internet - please visit www.proxydocs.com/RPTX for more details. You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/RPTX. For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/RPTX To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy materials are also available at: www.sedarplus.ca. To appoint a third party proxyholder, a shareholder of record must return its proxy card by mail in accordance with the instructions provided in the proxy materials by no later than by 10:00 A.M., Eastern Time, on June 16, 2025. For information about this notice, please call (888) 464-5457. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for the deadline to submit voting instructions, as applicable, and this year’s meeting, you must make this request on or before 5:00 PM, Eastern Time, on June 6, 2025. SEE REVERSE FOR FULL AGENDA Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On June 17, 2025 For Shareholders of Record as of April 21, 2025 To order paper materials, use one of the following methods. Internet: www.investorelections.com/RPTX Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Repare Therapeutics Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 PROPOSAL 1. To elect the four nominees of our board of directors, to our board of directors as Class II directors, each to hold office until our Annual Meeting of Shareholders in 2028 and until such director’s successor has been duly elected, or if sooner, until the director’s death, resignation or removal. 1.01 David Bonita, M.D. 1.02 Thomas Civik 1.03 Carol A. Schafer 1.04 Steven Stein, M.D. 2. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the accompanying proxy statement. 3. To appoint Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and to authorize our board of directors to fix Ernst & Young LLP’s remuneration. NOTE: To conduct any other business properly brought before the Annual Meeting. For additional information, see “Proposal 1: Election of Directors”, “Proposal 2: Advisory Vote On Executive Compensation”, and “Proposal 3: Ratification of Selection of Independent Registered Public Accounting Firm” of the proxy statement for the 2025 Annual Meeting of Shareholders of Repare Therapeutics Inc.